Commitments and Contingencies	3 Months Ended
Mar. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11.          Commitments and Contingencies
a.Letter of credit facilities
At March 31, 2025, the Group had the following letter of credit facilities:

	March 31, 2025
Bank	Commitment	In Use	Date of Expiry
Lloyds Bank plc(2)
Unsecured	$25.0	$19.8	September 21, 2025
Secured	100.0	52.7	September 21, 2025
Total Lloyds Bank Plc	125.0	72.5
Citibank N.A. London branch(1)(2)
Secured	70.0	35.3	December 31, 2025
Total Citibank N.A. London branch	70.0	35.3
Barclays Bank plc(1)(2)
Unsecured	60.0	37.5	September 13, 2025
Secured	80.0	39.3	September 13, 2025
Total Barclays Bank plc	140.0	76.8
Bank of Montreal(1)(2)
Unsecured	40.0	29.4	September 18, 2025
Secured	100.0	40.4	September 18, 2025
Total Bank of Montreal	140.0	69.8
Total letters of credit facilities	$475.0	$254.4
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(1)Letters of credit can be issued under the Standby Letter of Credit Facilities for the purposes of supporting insurance and reinsurance obligations.
(2)The Facility agreements allow for additional capacity in the form of accordions and uncommitted amounts. The maximum additional capacity from the lenders as of March 31, 2025, was: Lloyds Bank plc $50.0 million; Citibank N.A. London Branch $200.0 million; Barclays Bank plc $80.0 million; and Bank of Montreal $60.0 million.
The following table shows the collateral underlying the secured letter of credit facilities:

Bank	March 31, 2025
Lloyds Bank plc	$63.5
Citibank N.A. London branch	41.1
Barclays Bank plc	54.1
Bank of Montreal	47.0
Total	$205.7
The Group's letter of credit facilities are generally bilateral agreements with a one or two year term. The letters of credit issued under the secured letter of credit facilities are fully collateralized. All the above facilities are subject to various affirmative, negative and financial covenants that the Group considers to be customary for such borrowings including certain minimum net worth and maximum debt to capitalization standards.
b.Legal proceedings
From time to time in the normal course of business, the Group may be involved in formal and informal dispute resolution procedures, which may include arbitration or litigation, the outcomes of which determine the rights and obligations of the Group under the Group’s (re)insurance contracts, and other contractual agreements, or other matters as the case may be. In some disputes, the Group may seek to enforce its rights under an agreement or to collect funds owing to it. In other matters, the Group may resist attempts by others to collect funds or enforce alleged rights. While the final outcome of legal disputes that may arise cannot be predicted with certainty, the Group does not believe that the eventual outcome of any specific litigation, arbitration or alternative dispute resolution proceedings to which the Group is currently a party will have a material adverse effect on the financial condition of the Group’s business as a whole after consideration of any applicable reserves.
c.Concentration of credit risk
Credit risk arises out of the failure of a counterparty to perform according to the terms of the contract. The Group underwrites a significant portion of its (re)insurance business through brokers and as a result credit risk exists should any of these brokers be unable to fulfil their contractual obligations with respect to the payments of premium or failure to pass on claims, if there is risk transfer, to the Group. The Group has policies and standards in place to manage and monitor the credit risk of intermediaries with a focus on day-to-day monitoring of the largest positions. Note 9 (Reinsurance and Retrocessional Reinsurance) describes the credit risk related to the Group’s reinsurance recoverables.